                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          Global Maintech Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           GLOBAL MAINTECH CORPORATION
                             7578 Market Place Drive
                          Eden Prairie, Minnesota 55344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  to be held on
                                  May 27, 1999

TO THE SHAREHOLDERS OF GLOBAL MAINTECH CORPORATION:

     The Annual Meeting of the shareholders of Global MAINTECH Corporation (the "Company") will be held on May 27, 1999, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

     1.   To elect a Board of Directors.

     2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1999.

     3.   To approve the Company's 1999 Stock Option Plan.

     4. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 22, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                       By Order of the Board of Directors:

                                       /s/ James Geiser

                                       James Geiser

                                       Secretary

Dated: April 30, 1999

                           GLOBAL MAINTECH CORPORATION
                             7578 Market Place Drive
                          Eden Prairie, Minnesota 55344

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                  to be held on
                                  May 27, 1999

                                  INTRODUCTION

     The enclosed proxy is solicited by the Board of Directors of Global MAINTECH Corporation, a Minnesota corporation (the "Company") having its principal executive offices at 7578 Market Place Drive, Eden Prairie, Minnesota 55344, (612) 944-0400, for use at the Company's annual meeting of shareholders (the "Annual Meeting") to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on May 27, 1999, at 3:30 p.m., or at any adjournment thereof.

     Every shareholder of record as of April 22, 1999 (the "Record Date") is entitled to cast in person or by proxy (a) one vote for each share of the Company's Common Stock ("Common Stock") held of record by such shareholder at the Record Date; (b) one vote for each share of the Company's Series A Convertible Preferred Stock ("Series A Stock") held of record by such shareholder at the Record Date; and (c) 4.79 votes for each share of the Company's Series B Convertible Preferred Stock ("Series B Stock") held of record by such shareholder at the Record Date. The holders of the Company's Series C Convertible Preferred Stock are not entitled to vote on any matters to be presented at the Annual Meeting. The Series A Stock and the Series B Stock are collectively referred to herein as "Preferred Stock." The Common Stock and Preferred Stock will vote as a single class on all matters to be voted on at the Annual Meeting. The holders of the Preferred Stock are not entitled to vote separately as a class on any matter to be voted on at the Annual Meeting. As of the Record Date, there were 18,582,395 shares of Common Stock issued and outstanding, 116,242 shares of Series A Stock issued and outstanding and 335,961 shares of Series B Stock issued and outstanding. This Proxy Statement, the enclosed Notice of Meeting and the enclosed form of proxy are being first mailed on or about April 30, 1999 to the Company's shareholders of record as of the Record Date (the "Shareholders").

     ALL SHAREHOLDERS ARE URGED PROMPTLY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER THEY INTEND TO BE PRESENT IN PERSON AT THE ANNUAL MEETING.

                               THE ANNUAL MEETING

Date, Time and Place

     The Annual Meeting will be held on May 27, 1999, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343.

Purpose of Annual Meeting

     At the Annual Meeting, the Shareholders will be asked (1) to elect a Board of Directors, (2) to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and
(3) to approve the Company's 1999 Stock Option Plan. The Company also will transact such other business, if any, as may properly come before the Annual Meeting.

Record Date, Voting Rights and Proxies

         The Board of Directors of the Company has fixed the close of business on April 22, 1999 as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each shareholder of record as of the Record Date is entitled to cast in person or by proxy (a) one vote for each share of the Company's Common Stock held of record by such shareholder at the Record Date; (b) one vote for each share of the Company's Series A Stock held of record by such shareholder at the Record Date; and (c) 4.79 votes for each share of the Company's Series B Stock held of record by such shareholder at the Record Date. The Shareholders of the Company are entitled to cast their votes at the Annual Meeting in person or by properly executed proxies. Shares of Common Stock and Preferred Stock represented by properly executed proxies received at or prior to the Annual Meeting will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked.

     A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Company or at the meeting prior to voting in person. Unless revoked, properly executed proxies in which choices are not specified by the Shareholders will be voted "for" each item described in this Proxy Statement. For matters that are not named in this Proxy Statement and that properly come before the Annual Meeting, the persons entitled to vote the proxies shall vote the proxies as they deem to be in the best interest of the Company. The Board of Directors does not intend to present to the Annual Meeting any matter not referred to herein and does not presently know of any matters that may be presented at the meeting by others. In instances where choices are specified by the Shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the Shareholders' choices. Shares of Common Stock and Preferred Stock voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the Shareholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to such matters.

Quorum

     The presence in person or by properly executed proxy of holders of shares of outstanding Common Stock and Preferred Stock representing a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

Required Vote

     As of the Record Date, there were 18,582,395 shares of Common Stock outstanding, held by approximately 3,113 holders of record; 116,242 shares of Series A Stock outstanding, held by approximately 16 holders of record; and

335,961 and shares of Series B Stock outstanding, held by approximately 25 holders of record. Each shareholder of record as of the Record Date is entitled to cast in person or by proxy (a) one vote for each share of the Company's Common Stock held of record by such shareholder at the Record Date; (b) one vote for each share of the Company's Series A Stock held of record by such shareholder at the Record Date; and (c) 4.79 votes for each share of the Company's Series B Stock held of record by such shareholder at the Record Date. The affirmative vote of a majority of the votes represented by outstanding shares of Common Stock and Preferred Stock, voting together as one class, is required to approve each of the proposals listed on the enclosed form of proxy.

     THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO THE SHAREHOLDERS OF THE COMPANY. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

Proxy Solicitation

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the expenses of solicitation, including preparing, handling, printing and mailing of the proxy soliciting material, will be paid by the Company. Solicitation will be made by use of the mails, and if necessary, by telephone, telegram, cable, facsimile, advertising or personal interview. The Company may use the services of its directors, officers or employees in soliciting proxies. Directors, officers or employees who provide services in soliciting proxies will not receive any compensation therefor in addition to their regular compensation; however, the Company will reimburse any out-of-pocket expenses incurred. The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward soliciting material to their principals and to obtain authorizations for the execution of proxy cards, and will reimburse such parties upon request for reasonable expenses incurred with respect thereto.

Availability of Independent Public Accountants

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions and will make a statement if such representative desires to do so.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                              OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock, as of April 22, 1999, by (1) each person known to the Company to be the beneficial owner of 5% or more of the outstanding Common Stock or Preferred Stock, (2) by the directors and nominees of the Company individually, and the executive officer named in the "Summary Compensation Table" individually, and (3) by the executive officers and directors of the Company as a group.

                             Number of     Percentage     Number of     Percentage    Number of     Percentage of
                             shares of      of shares     shares of     of shares     shares of       shares of
                               Common       of Common     Series A     of Series A     Series B       Series B
                               Stock          stock         Stock         Stock         Stock           Stock
                            Beneficially   Beneficially  Beneficially  Beneficially  Beneficially    Beneficially
  Name and Address (1)        Owned (2)      Owned (2)     Owned (2)     Owned (2)     Owned (2)       Owned (2)
--------------------------  ------------   ------------  ------------  ------------- ------------   -------------
David H. McCaffrey (3)         1,980,000        10.5
John E. Haugo (4)                 25,000           *
John Clarey                        4,000           *
Doug Pihl                             --          --
Robert E. Donaldson            1,750,000         9.5
Ruth E. Donaldson              1,100,000         6.0
Donald Brattain                                             10,667           9.2%
Donald Fraser                                               26,667          22.9%
James Lehr                                                  10,667           9.2%
Joseph & Florence                                           10,667           9.2%
Mcerlane, Jt. Ten
Henry Mlekoday                                               6,667           5.7%
Douglas Swanson                                              6,667           5.7%
Aaron Boxer Rev Trust                                                                    15,385         9.71%
u/a dtd 8/1/89
WCN/GAN Partners, Ltd.                                                                   77,000        22.92%
Industricorp & Co. FBO                                                                   25,000         7.44%
1561000091

John O. Hanson                                                                           30,770         9.16%
T.L. & C.A. Crow CRT #1                                                                  16,923         5.04%

All officers and directors
as a group (6 persons)(5)      4,129,000        21.8

------------------------
*    Less than 1%.

(1) Unless otherwise indicated, the address of each of the following individuals is 7578 Market Place Drive, Eden Prairie, Minnesota 55344.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes sole voting and investment power with respect to securities. Shares of Common Stock or Preferred Stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of determination are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Unless otherwise indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Common Stock and Preferred Stock shown as beneficially owned by him.

(3) Includes 430,000 shares of Common Stock issuable to Mr. McCaffrey upon the exercise of outstanding options.

(4) Includes 25,000 shares of Common Stock issuable to Mr. Haugo upon the exercise of outstanding options.

(5) Includes 585,000 shares of Common Stock issuable to all officers and directors as a group upon the exercise of outstanding options.

             PROPOSAL NUMBER ONE -- ELECTION OF A BOARD OF DIRECTORS

     It is the intention of the Company's management that the shares represented by proxy, unless otherwise indicated thereon, be voted for the election of Messrs. Donaldson, Clarey, Haugo, McCaffrey and Pihl (the "Nominees"), each of whom has consented to serve as a director of the Company if so elected, to hold office until the next regular meeting of the shareholders and until his successor is elected and qualified. Proxies cannot be voted for a greater number of nominees than the number of Nominees named herein.

     Unless the authority to vote in the election of the director is withheld, it is the intention of the proxies to nominate and vote for the Nominees. If at the time of the Annual Meeting any Nominee shall have become unavailable for any reason for election as a director, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominees, if any, as shall be designated by the Board of Directors. Certain information with respect to the current directors of the Company and the Nominees is set forth below:

     Name                Age                       Position
-------------------      ---      ------------------------------------
David H. McCaffrey        54      Chief Executive Officer and Director
Robert E. Donaldson       56      President and Director
John E. Haugo             63      Director
John Clarey               58      Director
Doug Pihl                 60      Director

     Mr. McCaffrey has served as the Company's Chief Executive Officer since January 1995, and as a Director of the Company since January 1995. Mr. McCaffrey also has served as the Company's Chief Executive Officer since December 1994. Prior to joining the Company in December 1994, Mr. McCaffrey served as President, Chief Executive Officer and Chief Financial Officer of Rimage Corporation, which designs, manufactures and markets CD recordable ("CD-R") and computer diskette duplication and production equipment and provides high volume data duplication services on tape, diskette, CD-R and CD-ROM, from April 1989 to October 1994. Mr. McCaffrey also served as a director of Rimage Corporation from November 1992 until October 1994.

     Mr. Donaldson has served as the Company's President and as a Director since January 1995. Mr. Donaldson founded the Company in April 1992 and has served as its President since inception. Mr. Donaldson also served as the Company's Chief Executive Officer from April 1992 to December 1994. Prior to founding the Company, Mr. Donaldson served as a Vice President of Meridian Technology Leasing Corp. from 1986 to 1991. Prior to 1986, Mr. Donaldson served in various capacities with Itel Corporation (now Anixter International Inc.) and International Business Machines Corporation ("IBM").

     Mr. Haugo has served as a Director of the Company since June 1997. Mr. Haugo was the founder and Chief Executive Officer of both Edusystems, Inc., an educational software business, and Serving Software, Inc., a developer of applications for the healthcare industry. Serving Software, Inc. was sold in 1994 to HBO & Company. Mr. Haugo also serves on the board of directors of St. Paul Software, Inc., Catalog Marketing Services, Inc. and Member Services International, Inc.

     Mr. Clarey has been a Director of the Company since September 1998. Mr. Clarey is Executive Vice President and Chief Operating Officer of Miller & Schroeder Financial, Inc., an investment banking firm. Prior to joining Miller & Schroeder, Mr. Clarey was Chief Executive Officer of Allison-Williams Company, an investment banking firm, from 1980 to 1988.

     Mr. Pihl has served as a Director of the Company since September 1998. Between 1979 and early 1989, Mr. Pihl was affiliated with Lee Data Corporation, which he co-founded. Lee Data developed and sold advanced hardware communications devices for IBM mainframes. Subsequently, Mr. Pihl co-founded NetStar, Inc., a developer of high-speed technology for network routers. NetStar, Inc. was sold to Ascend Communications, Inc. in August 1996. Mr. Pihl is Chairman of the Board and Chief Executive Officer of Vital Images, Inc., a provider of three dimensional rendering software for the healthcare industry. Mr. Pihl is also on the board of directors of Astrocom, Inc., Astron-Fearing Corporation and three privately held companies.

     The Board of Directors did not have any standing audit, compensation, stock option or nominating committees for the year ended December 31, 1998. On February 19, 1999, the Board of Directors established an Audit Committee and a Compensation Committee.

     The Audit Committee, consisting of Messrs. Clarey, Haugo and Pihl, reviews the results and scope of the audit and other services provided by the Company's independent auditors, as well as the Company's accounting principles and its systems of internal controls, and reports the results of its review to the full Board of Directors and to management.

     The Compensation Committee, consisting of Messrs. Clarey, Haugo and Pihl, makes recommendations concerning executive salaries and incentive compensation for employees and will administer the Company's 1999 Stock Option Plan if such plan is approved at the Annual Meeting. The Board of Directors as a whole administers the Company's 1989 Stock Option Plan.

     During the year ended December 31, 1998, there were 4 meetings of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors.

     The Company at present does not pay any director's fees, although the Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                               EXECUTIVE OFFICERS

     Name               Age                 Position
-------------------     ---     -------------------------------------
David H. McCaffrey       54     Chief Executive Officer
Robert E. Donaldson      56     President
James Geiser             49     Chief Financial Officer and Secretary

     See the biographical information on Messrs. Donaldson and McCaffrey under "PROPOSAL NUMBER ONE -- ELECTION OF A BOARD OF DIRECTORS" above.

     Mr. Geiser has served as the Secretary of the Company since September 1993 and Chief Financial Officer of the Company since January 1994. Since 1991, Mr. Geiser has served as President of G&B Financial Advisory Services, a firm engaged in providing financial consulting services to corporations requiring financial restructuring. From 1989 until January 1992, Mr. Geiser served as Chief Financial Officer and consultant to International Broadcasting Corporation, an owner and operator of family entertainment attractions including the Harlem Globetrotters and Ice Capades touring shows and three regional amusement parks. From 1987 until October 1989, Mr. Geiser was Vice President and Treasurer of Washington Square Capital, Inc., an investment management company and subsidiary of Northwestern National Life Insurance Company. From 1979 until 1987, Mr. Geiser held various positions with Gelco Corporation, including the position of Assistant Treasurer of Gelco Corp., and Vice President and Treasurer of Gelco Finance Corporation.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, certain officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by the SEC's rules to furnish the Company with copies of all
Section 16(a) reports filed by them.

     Specific due dates for such reports have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during 1998. Based solely on its review of the copies of such reports received by it or by written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with during the year ended December 31, 1998.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation awarded to or earned by the Chief Executive Officer and any employee who earned in excess of $100,000 during the year ended December 31, 1998. No executive officer of the Company earned salary and bonus in excess of $100,000 during the year ended December 31, 1998.

Summary Compensation Table
                                                             Long Term
                                                           Compensation
                                                           ------------
                                Annual Compensation           Awards
                            ----------------------------   ------------
                                                             Number of
                                                            Securities
Name and Principal                                          Underlying
Position                    Year    Salary      Bonus         Options
-------------------         ----    ------      -----      ------------
David H. McCaffrey,         1998   $90,000     $8,000        180,000
CEO                         1997    97,000         --        250,000
                            1996    95,475         --             --

Stock Options

     The following table sets forth information concerning individual grants of stock options made to the person named in the "Summary Compensation Table" above (the "Named Executive Officer"). No stock appreciation rights were granted or exercised for the year ended December 31, 1998.

                        Option Grants in Last Fiscal Year
                               (Individual Grants)

                      Number of     % of Total
                     Securities        Options     Exercise
                     Underlying      Granted to     or Base
                       Options     Employees in      Price    Expiration
Name                 Granted (1)    Fiscal Year     ($/Sh)       Date
------------------   -----------   -------------   --------   ----------
David H. McCaffrey     180,000         11%           1.94      01/23/03

----------------
(1) The right to purchase 90,000 of the 180,000 shares vested on 12/31/98 and the remainder vests on 12/31/99.

Aggregated Option Exercises in 1998 and Year End Option Values

     The following table provides information concerning stock option exercise and the value of unexercised options at December 31, 1998 for the Named Executive Officer.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values


                                                  Number of Securities      Value of Unexercised
                        Shares                   Underlying Unexercised         In-the-Money
                     Acquired on     Value          Options at FY-end        Options at FY-end
Name                   Exercise     Realized       Exercisable/Unexer.      Exercisable/Unexer.(1)
------------------   -----------    --------     ----------------------     ----------------------
David H. McCaffrey        --           --              430,000 / 0             $136,250 / $0

----------------
(1) Mr. McCaffrey believes his stock options have no value, based on the low trading volume of the Common Stock and the restrictive trading rules applicable to insiders. Notwithstanding the foregoing, for reporting purposes only, Mr. McCaffrey's unexercised in-the-money options have a value of $136,250 (calculated based on the difference between the fair market value of the 430,000 shares of Common Stock underlying in-the-money options at year end ($1.50 at December 31, 1998) and the exercise price of the options at year end (250,000 shares at $1.00 and 180,000 shares at $1.4375)).

     In addition, the Company has a written employment agreement with James Geiser, the Company's Chief Financial Officer and Secretary, which agreement contains certain severance arrangements. See "RELATED TRANSACTIONS" below.

                              RELATED TRANSACTIONS

     On December 16, 1996, pursuant to the advice of the Company's financial advisor, Bob Donaldson, David McCaffrey and Jim Geiser exercised certain stock options to purchase 730,000, 840,000 and 240,000 shares of Common Stock, respectively. Messrs. Donaldson, McCaffrey and Geiser paid their respective exercise prices totaling $109,000, $126,000 and $59,000 in the form of personal promissory notes payable to the Company. Each of these promissory notes had an interest rate of 5.75% per annum and was scheduled to be repaid no later than the termination date of the option to which the note related. Messrs. Donaldson, McCaffrey and Geiser intend to repay these personal promissory notes in full on or prior to April 30, 2000. Bob Donaldson is a Director of the Company and its President. David McCaffrey is a Director of the Company and its Chief Executive Officer. Jim Geiser is the Company's Chief Financial Officer and Secretary.

     Effective January 1, 1995, the Company entered into a written employment agreement with James Geiser. This agreement had an initial term of three years, which ended on January 1, 1998. Thereafter, the agreement provides for automatic extensions of the term of the agreement for additional one-year periods unless the Company notifies Mr. Geiser of its intent not to renew the agreement at least 90 days prior to the end of the then-current term. The agreement was automatically extended until January 1, 2000. This agreement also contains (1) a provision regarding repayment of Mr. Geiser's expenses that are reasonably incurred in connection with the performance of his duties and (2) a severance arrangement which provides that, in the event the Company terminates Mr. Geiser's employment without cause, the Company will continue to pay Mr. Geiser his annual salary for the remainder of the then-current term of the agreement. This agreement does not specify the amount of the salary to be paid to Mr. Geiser pursuant to such agreement. Mr. Geiser's salary is established from time-to-time by the Board of Directors. Mr. Geiser's salary currently is less than $100,000.

              PROPOSAL NUMBER TWO -- RATIFY APPOINTMENT OF AUDITORS

     The Board of Directors unanimously recommends that the Shareholders ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. KPMG Peat Marwick LLP has served as the Company's independent public accountants since March 17, 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from Shareholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                    PROPOSAL NUMBER THREE -- APPROVAL OF PLAN

     On April 28, 1999, the Board of Directors approved the Company's 1999 Stock Option Plan (the "1999 Plan"), subject to shareholder approval. The Company's 1989 Stock Option Plan (the "1989 Plan") terminates on November 15, 1999, and after such time no additional stock options may be granted under such plan. The Board of Directors believes that approval of the 1999 Plan is required to provide for award grants, planned or otherwise, after November 15, 1999. The Board of Directors believes that award grants under the 1999 Plan will be an important element in attracting and retaining highly skilled and qualified employees and officers, and, furthermore, that such award grants will be highly effective in aligning the interests of management with those of the shareholders. Therefore, the Board of Directors believes that it is desirable to approve the 1999 Plan in order to provide for future award grants to employees, officers and directors.

     The purpose of the 1999 Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders. The following is a summary description of the material terms and conditions of the 1999 Plan. The summary description is qualified in its entirety by the full text of the 1999 Plan, which is attached hereto as Exhibit A.

     If approved, the 1999 Plan will be administered by the Compensation Committee. A total of 6,000,000 shares of Common Stock currently will be available and reserved for issuance in connection with awards granted under the 1999 Plan. Full and part-time employees, members of the Board of Directors, consultants and independent contractors providing valuable services to the Company or any eligible affiliate of the Company will be eligible to receive awards under the 1999 Plan. Awards may be either incentive stock options, nonqualified stock options, stock appreciation rights (each, a "SAR"), restricted stock, restricted stock units, performance awards or other similar awards permitted under the 1999 Plan; provided, however, that incentive stock options may only be granted to employees and may not have a term greater than 10 years. The Compensation Committee will have the power to determine the number of shares to be covered by awards under the 1999 Plan, determine the terms and conditions of an award, amend the terms of an award, interpret and administer the 1999 Plan and establish rules under the 1999 Plan. The exercise price of each incentive stock option granted under the 1999 Plan shall not be less than the fair market value of the Common Stock on the date the option is granted. Under the 1999 Plan, the Compensation Committee may permit participants receiving or exercising options, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the option or shares previously owned by the optionee) to the Company in payment of the exercise price thereunder or to satisfy federal and state tax obligations. In the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Shares such that an adjustment is determined by the Compensation Committee to be appropriate to prevent dilution or enlargement of benefits under the 1999 Plan, the Compensation Committee may make such adjustments to awards under the 1999 Plan as it deems necessary to preserve the benefits intended under the 1999 Plan and such awards. Awards granted under the 1999 Plan will not be transferable. The 1999 Plan will expire on May 27, 2009, unless terminated earlier by the Compensation Committee. No option may be granted after such termination, but termination of the 1999 Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any option previously granted.

     The awards to be granted to eligible participants in the 1999 Plan during fiscal 1999 is not determinable as of the date of this Proxy Statement. Similarly, the awards that would have been granted to eligible participants in the 1999 Plan during fiscal 1998 is not determinable.

     The following is a summary of the principal federal income tax consequences generally applicable to awards under the 1999 Plan.

     The grant of an option is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a nonqualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend upon how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that an optionee may recognize ordinary income and the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code of 1986, as amended (the "Code") have been satisfied.

     At the time a SAR is granted, a recipient will not recognize any taxable income. At the time of exercise of a SAR the recipient will recognize ordinary income equal to the cash or the fair market value of the shares of Common Stock received at such time.

     A recipient will not recognize any taxable income at the time a restricted stock award is granted, provided that such stock is restricted as to transferability and subject to substantial risk of forfeiture. At the time the shares become transferable or not subject to substantial risk of forfeiture (whichever occurs earlier), the recipient will recognize ordinary income equal to the fair market value of the shares of Common Stock received over the amount (if any) paid for such shares, and the Company will be entitled at that time to a tax deduction for the same amount. Section 83(b) of the Code provides that a recipient of a restricted stock award may elect, not later than 30 days after the date the restricted stock award is originally made, to include as ordinary income the fair market value of the stock at that time. If such an election is made, any future appreciation in the fair market value of the stock will be capital gain.

     At the time of grant of a performance award, dividend equivalent or other stock-based award (collectively hereinafter referred to as "deferred awards"), a recipient generally will not recognize any taxable income. At the time a deferred award matures, the recipient will recognize ordinary income equal to the cash or fair market value of the shares of stock received at such time. Any additional gain recognized on a subsequent sale or exchange of such stock will not be compensation income but will be treated as capital gain.

     Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. In such case, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, would be determined as of the end of such period.

     The Company generally will be allowed an income tax deduction in the amount that, and for its taxable year in which, a recipient recognizes ordinary income pursuant to an option or other award under the 1999 Plan, but only if the Company properly reports such income to the Internal Revenue Service or withholds income tax upon such amount as required under the Code.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                             SHAREHOLDER PROPOSALS

     The proxy rules of the SEC permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate to shareholder action, and are not properly omitted by company action in accordance with proxy rules. The Company's annual meeting of shareholders for the year ending December 31, 1999 is expected to be held on or about May 27, 2000, and the proxy materials in connection with that meeting are expected to be mailed on or about April 30, 2000. Shareholder proposals for that meeting must comply with the proxy rules and must be received by the Company on or before December 30, 1999.

                                                                       EXHIBIT A

                           GLOBAL MAINTECH CORPORATION

                             1999 STOCK OPTION PLAN

Section 1. Purpose.

     The purpose of the Global MAINTECH Corporation 1999 Stock Option Plan (the "Plan") is to aid in attracting and retaining management personnel and members of the Board of Directors who are not also employees ("Non-Employee Directors") of Global MAINTECH Corporation (the "Company") capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors. Each member of the Committee shall be an "outside director" as defined in Section 162(m) of the Code.

     (f) "Company" shall mean Global MAINTECH Corporation, a Minnesota corporation, and any successor corporation.

     (g) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

     (h) "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

     (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

     (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (k) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Restoration Options.

     (m) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

     (n) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

     (o) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

     (p) "Person" shall mean any individual, corporation, partnership, association or trust.

     (q) "Plan" shall mean this 1999 Stock Option Plan, as amended from time to time.

     (r) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

     (s) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

     (t) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

     (u) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     (v) "Shares" shall mean shares of Common Stock, no par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

     (w) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or of any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

Section 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 6,000,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     (d) Limitation on Annual Awards to Individuals. Notwithstanding any other provision in this Plan, no Participant may be granted an Award or Awards under the Plan, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 800,000 Shares in the aggregate in any one calendar year period beginning with the period commencing on January 1, 1999 through December 31, 1999. The foregoing annual limitation specifically includes the grant of any "performance-based" awards within the meaning of Section 162(m) of the Code.

Section 5. Eligibility.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that the term of an Incentive Stock Option shall not extend more than ten years from the date of grant of such Incentive Stock Option.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv) Reload Options. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of the option to which such Reload Option relates is made by the delivery of Shares owned by the Participant pursuant to the relevant provisions of the plan or agreement relating to such option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to options previously granted under the Plan or any other stock option plan of the Company, and may be granted in connection with any option granted under the Plan or any other stock option plan of the Company at the time of such grant.

          (v) Certain Options to be Treated as Non-Qualified Stock Options. To the extent that the aggregate Fair Market Value of all Shares subject to Incentive Stock Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time such Options are granted to such Participant, then such Options shall be treated as Options that do not qualify as Incentive Stock Options.

          (vi) Ten Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if an Option is granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirements of Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

          (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

     (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

     (e) Dividend Equivalents. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

     (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this
Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

     (g) General.

          (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

          (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

          (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

          (ii) would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

          (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

     (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Non-Employee Director the right to continue as a Director, of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a Non-Employee Director, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

     The Plan shall be effective as of the date on which it is approved by the shareholders of the Company.

Section 11. Term of the Plan.

     Unless the Plan shall have been discontinued or terminated as provided in
Section 7(a), the Plan shall terminate on the date which is ten years after the date on which the Plan receives shareholder approval. No Award shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344
                                 April 30, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  Common Stock

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 22, 1999, at the Annual Meeting of Shareholders of the Company, to be held on May 27, 1999, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: John Clarey, Robert E. Donaldson, John E. Haugo, David H. McCaffrey and Doug Pihl.

   [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any,whose names are written below).
                                            [_] WITHHOLD AUTHORITY to vote for
                                             all nominees listed above.
   ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

             For [_]            Against [_]            Abstain [_]

  3. To approve the Company's 1999 Stock Option Plan.

             For [_]            Against [_]            Abstain [_]

  4. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.

                                         SIGNATURE(S)
                                         --------------------------------------
                                         --------------------------------------
                                         Dated: _________________________, 1999

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344
                                 April 30, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      Series A Convertible Preferred Stock

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Series A Convertible Preferred Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 22, 1999, at the Annual Meeting of Shareholders of the Company, to be held on May 27, 1999, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: John Clarey, Robert E. Donaldson, John E. Haugo, David H. McCaffrey and Doug Pihl.

   [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any,whose names are written below).
                                            [_] WITHHOLD AUTHORITY to vote for
                                             all nominees listed above.
   ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

             For [_]            Against [_]            Abstain [_]

  3. To approve the Company's 1999 Stock Option Plan.

             For [_]            Against [_]            Abstain [_]

  4. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.

                                         SIGNATURE(S)
                                         --------------------------------------
                                         --------------------------------------
                                         Dated: _________________________, 1999

                          GLOBAL MAINTECH CORPORATION
                            7578 Market Place Drive
                         Eden Prairie, Minnesota 55344
                                 April 30, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      Series B Convertible Preferred Stock

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Series B Convertible Preferred Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 22, 1999, at the Annual Meeting of Shareholders of the Company, to be held on May 27, 1999, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: John Clarey, Robert E. Donaldson, John E. Haugo, David H. McCaffrey and Doug Pihl.

   [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any,whose names are written below).
                                            [_] WITHHOLD AUTHORITY to vote for
                                             all nominees listed above.
   ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

             For [_]            Against [_]            Abstain [_]

  3. To approve the Company's 1999 Stock Option Plan.

             For [_]            Against [_]            Abstain [_]

  4. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.

                                         SIGNATURE(S)
                                         --------------------------------------
                                         --------------------------------------
                                         Dated: _________________________, 1999